UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of Principal Executive Offices, and Zip Code)

(281) 589-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

The following information, including the press release attached as Exhibit 99.1, is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On November 3, 2021, Callon Petroleum Company, a Delaware corporation (“Callon” or the “Company”), issued the press release attached as Exhibit 99.1 providing information regarding the Company’s third quarter 2021 financial and operating results, 2021 outlook, and current corporate strategy and initiatives.

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 3, 2021, the Company held a special meeting of its shareholders (the “Special Meeting”) to consider, for purposes of complying with Rule 312.03(b) of the New York Stock Exchange Listed Company Manual, a proposal (the “Issuance Proposal”) to approve the issuance to Chambers Investments, LLC, a Delaware limited liability company, of 5,512,623 shares of common stock, par value $0.01, of the Company (“Callon Common Stock”). As of the close of business on October 4, 2021, the record date for the Special Meeting, there were 55,132,150 shares of Callon Common Stock outstanding. A total of 34,846,881 shares of Callon Common Stock were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

At the Special Meeting, Callon shareholders voted on the Issuance Proposal. For additional information on the Issuance Proposal, please see the proxy statement, dated October 5, 2021, which was filed with the United States Securities and Exchange Commission on October 5, 2021.

The Issuance Proposal was approved by the requisite vote of Callon shareholders. The voting result is described below:

Approve the Issuance Proposal
For	Against	Abstain	Broker Non-Votes
33,939,568	852,510	54,803	—

Item 7.01. Regulation FD

The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated November 3, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

November 3, 2021	/s/ Kevin Haggard
Kevin Haggard
Senior Vice President and Chief Financial Officer